Exhibit 99.1

CHINA AUTO LOGISTICS INC.

Unaudited Pro Forma Consolidated Financial Statements

The accompanying unaudited pro forma consolidated financial statements have been prepared by China Auto Logistics Inc. (“China Auto Logistics”) to reflect the sale of Tianjin Zhonghe Automobile Sales and Service Co., Ltd. (“Zhonghe”) and debt transfer, on June 1, 2016, as described in Item 2.01 of the Current report on Form 8-K filed with these unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements include a balance sheet as of March 31, 2016 and consolidated statements of operations for the three months ended March 31, 2016 and the fiscal year ended December 31, 2015.

The following assumptions were used in preparing the adjustments for the consolidated pro forma financial statements:

1.	Adjustments relating to the unaudited pro forma consolidated balance sheet were computed assuming the transactions were consummated on March 31, 2016, the latest balance sheet date included in the Form 10Q filed on May 16, 2016 and all adjustments are directly attributable to the transactions and are factually supportable.

2.	Adjustments relating to the unaudited pro forma consolidated statements of operations were computed assuming the transactions were consummated on the first day of the reporting periods, include adjustments which are directly attributable to the transaction, are expected to have a continuing impact and are factually supportable.

Management believes that the assumptions used and the adjustments made are reasonable given the information available.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition been consummated as of the dates indicated or the results that may be obtained in the future. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 7, 2016, Quarterly Report on Form 10-Q filed with the SEC on May 16, 2016, and the Current Report on Form 8-K filed with these unaudited pro forma consolidated financial statements.

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CHINA AUTO LOGISTICS INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS

	China Auto
	Logistics			Pro Forma
	as of	(Note 2(a))	(Note 2(b))	as of
	March 31, 2016	Sale of Zhonghe	Debt Transfer	March 31, 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Current Asses
Cash and cash equivalents	$5,160,437	$58,141,492	$(36,865,626)	$26,436,303
Restricted cash	39,217,661	(12,794,863)	-	26,422,798
Receivable related to financing services	63,748,663	-	-	63,748,663
Inventories, net	22,712,571	(10,706,756)	-	12,005,815
Advances to suppliers	101,556,968	(44,671,459)	-	56,885,509
Prepaid expenses	26,381	(850)	-	25,531
Recoverable and accrued value added tax receivable	2,104,589	(1,784,942)	-	319,647
	234,527,270	(11,817,378)	(36,865,626)	185,844,266

Property, plant, and equipment	61,275,113	(61,087,300)	-	187,813
Ownership interest in Car King Tianjin	-	-	-	-
Deferred rent	666,884	(666,884)	-	-

Total Assets	$296,469,267	$(73,571,562)	$(36,865,626)	$186,032,079

LIABILITIES AND EQUITY

Current liabilities
Bank overdraft	$2,316,101	$-	$-	$2,316,101
Lines of credit related to financing services	61,139,626	-	-	61,139,626
Short term borrowings	62,656,059	(47,922,579)	-	14,733,480
Accounts payable	3,355,867	-	-	3,355,867
Notes payable to suppliers	49,240,838	(21,324,772)	-	27,916,066
Accrued expenses	247,513	(67,998)	-	179,515
Customer deposits	46,719,828	(737,003)	-	45,982,825
Deferred revenue	114,006		-	114,006
Rent deposits	77,545	(77,545)		-
Payable related to Zhonghe Acquisition	36,683,638	-	(36,683,638)	-
Due to former shareholder	2,107,077	-	-	2,107,077
Due to director	869,027	-	-	869,027
Income tax payable	664,005	-	-	664,005
Deferred tax liabilities	181,988	-	-	181,988
	266,373,118	(70,129,897)	(36,683,638)	159,559,583

Deferred tax liabilities	9,226,790	(9,226,790)	-	-
	275,599,908	(79,356,687)	(36,683,638)	159,559,583
Total Liabilities

Equity
China Auto Logistics Inc. shareholders' equity
Preferred stock	-	-	-	-
Common stock	4,034	-	-	4,034
Additional paid in capital	22,979,734	-	-	22,979,734
Accumulated other comprehensive income foreign currency translation adjustments	5,928,784	-	-	5,928,784
Accumulated deficit	(8,408,139)	5,785,125	(181,988)	(2,805,002)
Total China Auto Logistics Inc. shareholders' equity	20,504,413	5,785,125	(181,988)	26,107,550
Noncontrolling interests	364,946	-	-	364,946
Total equity	20,869,359	5,785,125	(181,988)	26,472,496

Total liabilities and equity	$296,469,267	$(73,571,562)	$(36,865,626)	$186,032,079

 The accompanying notes form an integral part of these unaudited pro forma consolidated financial statements

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CHINA AUTO LOGISTICS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	China Auto
	Logistics			Pro Forma
	Three Months Ended	(Note 2(c))	(Note 2(d))	Three Months Ended
	March 31, 2016	Sale of Zhonghe	Debt Transfer	March 31, 2016
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net revenue	$137,391,006	$(29,615,599)	$	$107,775,407

Cost of revenue	136,112,906	(29,227,299)	-	106,885,607

Gross profit	1,278,100	(388,300)	-	889,800

Operating expenses
Sales and marketing	184,081	(8,445)		175,636
General and administrative	1,020,489	(562,180)	-	458,309

	1,204,570	(570,625)	-	633,945

Income from operations	73,530	182,325	-	255,855

Other income (expenses)
Interest income	368,016	(343,331)	-	24,685
Interest expense	(1,591,503)	773,776	602,576	(215,151)
Gain on sale of property and equipment	5,702	(2,995)	-	2,707
Miscellaneous	1,569	-	-	1,569
	(1,216,216)	427,450	602,576	(186,190)

Income (loss) before income tax	(1,142,686)	609,775	602,576	69,665

Income tax expense (benefit)	(81,744)	82,248	65,465	65,969

Net income (loss) from continuing operations	(1,060,942)	527,527	537,111	3,696

Less: Net loss attributable to noncontrolling interest	(25)	-	-	(25)

Net income (loss) attributable to the Company from continuing operations	$(1,060,917)	$527,527	537,111	$3,721

Income (loss) per share attributable to the Company's shareholders from continuing operations
- basic and diluted	$(0.26)	$0.13	0.13	$(0.00)

Weighted average number of shares outstanding
- basic and diluted	4,034,494	4,034,494	4,034,494	4,034,394

 The accompanying notes form an integral part of these unaudited pro forma consolidated financial statements

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CHINA AUTO LOGISTICS INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

	China Auto
	Logistics			Pro Forma
	Year Ended	(Note 2(e))	(Note 2(f))	Year Ended
	December 31, 2015	Sale of Zhonghe	Debt Transfer	December 31, 2015
	(audited)	(unaudited)	(unaudited)	(unaudited)

Net revenue	$448,131,741	$(102,944,734)	$-	$345,187,007

Cost of revenue	442,944,716	(100,778,526)	-	342,166,190

Gross profit	5,187,025	(2,166,208)	-	3,020,817

Operating expenses
Sales and marketing	845,897	(147,058)	-	698,839
General and administrative	4,123,897	(2,470,933)	-	1,652,964
Reserve for uncollectible account on receivable related to financing services	3,216,727	-	-	3,216,727
Recovery of reserve in due from Car King Tianjin	(1,780,788)	1,780,788	-	-
Impairment loss of goodwill and intangible asset	4,281,414	(4,281,414)	-	-

	10,687,147	(5,118,617)	-	5,568,530

Loss from operations	(5,500,122)	2,952,409	-	(2,547,713)

Other income (expenses)
Interest income	327,660	(98,536)	-	229,124
Interest expense	(7,437,365)	3,735,780	2,711,176	(990,409)
Loss on disposal of property and equipment	(8,085)	-	-	(8,085)
Loss on sale of equity interest in subsidiary	(210,895)	-	-	(210,895)
Foreign exchange gain (loss)	926	-	-	926
Recovery of Investment in Car King Tianjin	84,914	(84,914)	-	-
Miscellaneous	953	(682)	-	271
	(7,241,892)	3,551,648	2,711,176	(979,068)

Loss before income tax	(12,742,014)	6,504,057	2,711,176	(3,526,781)

Income tax expense (benefit)	(726,066)	453,119	522,935	249,988

Net loss from continuing operations	(12,015,948)	6,050,938	2,188,241	(3,776,769)

Less: Net loss attributable to noncontrolling interest	(1,354)	-	-	(1,354)

Net loss attributable to the Company from continuing operations	$(12,014,594)	$6,050,938	$2,188,241	$(3,775,415)

Loss per share attributable to the Company's shareholders from continuing operations
- basic and diluted	$(2.98)	$1.50	$0.54	$(0.94)

Weighted average number of shares outstanding
- basic and diluted	4,034,494	4,034,494	4,034,494	4,034,394

The accompanying notes form an integral part of these unaudited pro forma consolidated financial statements

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NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	Basis of Presentation

On June 1, 2016, Tianjin Binhai Shisheng Trading Group Co., Ltd. (“Shisheng”), a wholly-owned subsidiary of China Auto Logistics Inc. (the “Company” or “China Auto Logistics”), signed an Equity Transfer Agreement (the “Sale Agreement”) with Wuxi Huitong Automobile Sales and Service Co., Ltd. (“Huitong”) to sell 100% of the equity of Tianjin Zhonghe Auto Sales Service Co., Ltd. (“Zhonghe”), which owns and operates the Airport International Auto Mall located in the Tianjin Airport Economic Area and has a 40% ownership interest in Tianjin Car King Used Car Trading Company Ltd. (“Car King Tianjin”) which operates a used car business at the Airport International Auto Mall. Under the terms of the Sale Agreement, Shisheng would sell Zhonghe for RMB410,000,000 (approximately $62.3 million) to Huitong, which is required to remit payments within 30 days from the date of the Sale Agreement.

Also on June 1, 2016, a Debt Transfer Agreement was entered among Shisheng, Hezhong (Tianjin) International Development Co., Ltd. (“Hezhong”), the former owner of Zhonghe, and Huitong. Under the terms of this Debt Transfer Agreement, Hezheng agreed to allow Huitong to remit all the outstanding installment payments and accrued interest of approximately $36.5 million owed to Hezhong by Shisheng related to the Zhonghe acquisition originally executed on November 30, 2013. The debt amount transferred to Huitong reduced the net cash proceeds to be received by Shisheng to approximately $25.8 million.

The unaudited pro forma consolidated balance sheet as of March 31, 2016, presents the pro forma effects of the sale of Zhonghe and transfer of the debt to Huitong as if the transactions had occurred on March 31, 2016. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016 and the fiscal year ended December 31, 2015, present the pro forma effects as if the sale and transfer of debt had occurred on January 1, 2016 and January 1, 2015, respectively.

2.	Notes Regarding the Unaudited Pro Forma Adjustments

(a)	Represents the disposal of Zhonghe’s assets and liabilities as if the sale of Zhonghe had occurred on March 31, 2016 for consideration of approximately $63.6 million based on the exchange rate on March 31, 2016 (RMB410,000,000). The net cash proceed received by Shisheng is reduced by the amount Shisheng owed to Zhonghe of $5,184,508 as of March 31, 2016.

(b)	Represents the debt owed to Hezhong in the amount of $36,683,638 (net of a debt discount of $181,988) being transferred to Huitong which reduced the net cash proceeds to be received by Shisheng related to the sale of Zhonghe.

(c)	Represents the operating results of Zhonghe for the three months ended March 31, 2016.

(d)	Represents the interest expense incurred on the payable related to the acquisition of Zhonghe and the related tax effects for the three months ended March 31, 2016.

(e)	Represents the operating results of Zhonghe for the fiscal year ended December 31, 2015.

(f)	Represents the interest expense incurred on the payable related to the acquisition of Zhonghe and related tax effects for the fiscal year ended December 31, 2015.

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